SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Core Bond Fund

                 Evergreen Core Plus Bond Fund

                 Evergreen Short Intermediate Bond Fund (each a “Fund” and collectively the “Funds”)

                Eric R. Harper, CFA, and Mehmet Camurdan, CFA, are no longer portfolio managers of the Funds.

                The sections of each Fund’s prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" and the section entitled “PORTFOLIO MANAGERS” in Part II of each Fund’s SAI are revised accordingly.

April 15, 2008	582237 (4/08)